UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 9, 2016

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300 Northbrook, Illinois 60062
(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On February 9, 2016, KapStone Paper and Packaging Corporation (“KapStone”) entered into the First Amendment (“First Amendment”) to the Second Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) by and among KapStone Kraft Paper Corporation, as Borrower (“Borrower”), KapStone and certain subsidiaries of Borrower from time to time party thereto, as Guarantors, the lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The First Amendment amends the Credit Agreement (filed as Exhibit 10.1 to KapStone’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2015).  The First Amendment modifies, among other things, the financial covenant in the Credit Agreement related to maintenance of a maximum total leverage ratio by increasing the permitted total leverage ratio for fiscal quarters ending on or prior to June 30, 2018, and it modifies certain defined terms used in the calculation of the financial covenants in a manner favorable to KapStone.  The First Amendment also modifies the pricing grid applicable to interest rates and the unused commitment fee under the Credit Agreement in order to provide for an additional pricing level applicable based on the total leverage ratio of KapStone.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.02              Results of Operations and Financial Condition.

On February 9, 2016 KapStone issued a press release announcing fourth quarter and full year 2015 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

The information is being furnished under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including the Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01              Regulation FD Disclosure.

On February 10, 2016, the management of KapStone will participate in a conference call discussing KapStone’s earnings for the fourth quarter and year ended December 31, 2015. A copy of a presentation entitled “KapStone’s Fourth Quarter 2015 Financial Review” to be used in the call is attached as Exhibit 99.2 to this current report.

The information is being furnished under 7.01 “Regulation FD Disclosure” of Form 8-K. Such information, including the Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of l933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
Exhibit 10.1

First Amendment to Second Amended and Restated Credit Agreement dated as of February 9, 2016, by and among  KapStone Paper and Packaging Corporation, KapStone Kraft Paper Corporation, as Borrower, the subsidiaries of Borrower named therein, as Guarantors, the lenders named therein, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C issuer.

Exhibit 99.1	Fourth quarter and full year 2015 Earnings Press Release dated February 9, 2016
Exhibit 99.2	Slides of KapStone Paper and Packaging Corporation dated February 9, 2016

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2016

KAPSTONE PAPER AND PACKAGING
CORPORATION

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President and Chief Financial Officer